Exhibit 10.15

OMNIBUS SECOND AMENDMENT TO

MEZZANINE LOAN DOCUMENTS

This Omnibus second Amendment to Mezzanine Loan Documents (the “Amendment”) is made and entered into as of December 20, 2022 (the “Amendment Effective Date”), by and between SMARTSTOP OP, L.P., a Delaware limited partnership, having an address at 10 Terrace Road, Ladera Ranch, California 92694 (together with its successors and assigns, “Lender”), and SST VI MEZZ, LLC, a Delaware limited liability company, having its principal place of business at 10 Terrace Road, Ladera Ranch, California 92694 (together with its permitted successors and assigns, “Borrower”).

R E C I T A L S:

A.
Lender has previously extended a loan (the “Loan”) to Borrower in the principal amount of up to $45,000,000.00 pursuant to the terms and conditions of that certain Mezzanine Loan Agreement dated as of December 30, 2021, as amended by that certain Omnibus First Amendment to Mezzanine Loan Documents dated as of July 8, 2022, by and between Lender and Borrower (as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and between Lender and Borrower.
B.
The Loan is represented by that certain Promissory Note dated as of December 30, 2021 (the “Note”), by Borrower and payable to Lender, which Note is secured by, among other things, that certain Pledge and Security Agreement dated as of December 30, 2021, from Borrower in favor of Lender, and that certain Environmental Indemnity Agreement dated as of December 30, 2021, by Borrower and Strategic Storage Operating Partnership VI, L.P., a Delaware limited partnership (“Guarantor”), in favor of Lender.
C.
The obligations of Borrower with respect to the Loan are guaranteed by Guarantor pursuant to that certain Guaranty of Recourse Obligations dated as of December 30, 2021 (the “Guaranty”), by Guarantor for the benefit of Lender.
D.
The parties hereto desire to further amend the Loan Documents on the terms and conditions set forth herein and in the Loan Documents.

AMENDMENT

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Recitals. Each of the parties hereto hereby acknowledges the accuracy of the Recitals, which are incorporated herein by reference.
2.
Definitions. Except as otherwise provided herein, terms defined in the Loan Agreement shall have the same meaning when used herein (including the Guarantor Acknowledgement, Consent, and Ratification attached hereto). Terms defined in the singular shall have the same meaning when used in the plural and vice versa.

3.
Modification and Amendment to the Loan Documents.
(a)
Loan Amount. The maximum principal amount of the Loan is hereby increased from $45,000,000.00 to $55,000,000.00, and all references to the Loan or the “Loan Amount” in the Loan Documents are hereby amended accordingly.
(b)
Interest Rate. The definition of “Interest Rate” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following:

“Interest Rate” means a variable rate of interest equal to the sum of SOFR plus three hundred basis points (3.00%) per annum, as determined by Lender.

(c)
Exercise of Extension Option; Maturity Date. Lender and Borrower hereby agree that Borrower has satisfied the requirements set forth in Section 2.5 of the Loan Agreement and has effectively exercised the Extension Option. Accordingly, all references to the “Maturity Date” in the Loan Documents are hereby amended to reference the “Extended Maturity Date” of December 30, 2023, with interest on the amended Loan Amount accruing at the Interest Rate (as amended by this Amendment).
4.
Representations and Warranties. Borrower hereby (a) affirms and again makes the representations and warranties set forth in Article 4 of the Loan Agreement as of the Amendment Effective Date, except to the extent that any such representations and warranties refer specifically to an earlier date, and (b) represents and warrants that no Event of Default has occurred and remains continuing or will occur immediately after giving effect to this Amendment or observing any provision hereof.
5.
Payment of Expenses and Attorneys’ Fees. Borrower shall pay all reasonable expenses of Lender relating to the negotiation, drafting of documents, and documentation of this Amendment and all related documents, including, without limitation, all reasonable attorneys’ fees and legal expenses.
6.
References. Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such documents as modified herein.
7.
Loan Documents Remain in Full Force and Effect; Collateral. The Loan Documents are ratified and affirmed by the parties hereto, and shall remain in full force and effect as modified hereby. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument among Borrower and Lender, as applicable. Any property rights or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.
8.
Integrated Agreement; Amendment. This Amendment and the other Loan Documents constitute the entire agreement between Lender and Borrower concerning the subject matter hereof, and may not be altered or amended except by written agreement signed by Lender.

9.
Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
10.
Electronic Signatures. Each party agrees that this Amendment, and any other documents to be delivered in connection herewith, may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.
11.
Entire Agreement; Interpretation. All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded. This Amendment and the Loan Documents shall respectively be read and interpreted together as one agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been executed and becomes effective as of the Amendment Effective Date.

LENDER:

SMARTSTOP OP, L.P., a Delaware limited partnership

By: SmartStop Self Storage REIT, Inc.,

a Maryland corporation

Its: General Partner

By: /s/ H. Michael Schwartz

Name: H. Michael Schwartz

Title: Chief Executive Officer

BORROWER:

SST VI MEZZ, LLC, a Delaware limited liability company

By: Strategic Storage Trust VI, Inc.,

a Maryland corporation

Its: Manager

By: /s/ H. Michael Schwartz

Name: H. Michael Schwartz

Title: Chief Executive Officer & President

[Signatures Continue on Following Page]

[Signature Page to Omnibus Second Amendment to Loan Documents]

GUARANTOR ACKNOWLEDGEMENT, CONSENT, AND RATIFICATION

By signing below, STRATEGIC STORAGE OPERATING PARTNERSHIP VI, L.P., a Delaware limited partnership, (i) acknowledges, consents, and agrees to the execution and delivery of this Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, or impaired in any manner by this Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

GUARANTOR:

STRATEGIC STORAGE OPERATING PARTNERSHIP VI, L.P., a Delaware limited partnership

By: Strategic Storage Trust VI, Inc.,

a Maryland corporation

Its: General Partner

By: /s/ H. Michael Schwartz

Name: H. Michael Schwartz

Title: Chief Executive Officer & President

[Signature Page to Omnibus Second Amendment to Loan Documents]